Exhibit 99.2

NEC TOKIN CORPORATION

Interim Condensed Consolidated Financial Statements

As of September 30, 2012 and March 31, 2012, and

For the Six-months period ended September 30, 2012 and 2011

UNAUDITED

NEC TOKIN CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

SEPTEMBER 30, 2012 AND MARCH 31, 2012

			Thousands of
			U.S. Dollars
	Millions of Yen		(note 1)
	September 30, 2012	March 31, 2012 (Restated – note 1)	September 30, 2012
Assets
Current assets:
Cash on hand and in banks (note 6)	5,251	14,454	56,663
Accounts and notes receivable	6,731	6,338	72,634
Inventories (note 2)	5,926	5,280	63,947
Deferred income taxes	84	100	906
Other current assets	1,842	944	19,878
Allowance for doubtful accounts	(22)	(23)	(237)
Total current assets	19,812	27,093	213,791
Property, plant and equipment	109,808	106,028	1,184,936
Less: Accumulated depreciation	(83,812)	(85,207)	(904,414)
Property, plant and equipment, net	25,996	20,821	280,522
Investments and other non-current assets:
Investments and other non-current assets	3,649	3,625	39,377
Deferred income taxes	43	32	464
Allowance for doubtful accounts	(1)	(1)	(11)
Total investments and other non-current assets	3,691	3,656	39,830
Total assets	49,499	51,570	534,143

Liabilities and shareholders’ equity
Current liabilities:
Accounts and notes payable	5,234	5,736	56,480
Short-term borrowings	25,337	24,350	273,411
Current installments of long-term debt	87	455	939
Accrued expenses	1,333	1,234	14,384
Income taxes payable	216	276	2,331
Other current liabilities	5,819	5,339	62,793
Total current liabilities	38,026	37,390	410,338
Long-term liabilities:
Long-term debt, excluding current installments	971	401	10,478
Provision for retirement benefits	4,563	5,550	49,239
Deferred income taxes	1,596	1,862	17,222
Other non-current liabilities	1,240	1,274	13,382
Total long-term liabilities	8,370	9,087	90,321
Total liabilities	46,396	46,477	500,659
Shareholders’ equity:
Capital stock
Common stock, no par value (1,100,000 thousands shares authorized and 265,516 thousand shares issued and outstanding)	31,990	31,990	345,203
Convertible preferred stock, no par value (300,000 thousands shares authorized, 270,934 thousand shares issued and outstanding)	—	—	—
Capital surplus	30,063	30,063	324,409
Accumulated deficit	(55,171)	(54,335)	(595,349)
Accumulated other comprehensive loss	(3,779)	(2,625)	(40,779)
Total shareholders’ equity	3,103	5,093	33,484
Total liabilities and shareholders’ equity	49,499	51,570	534,143

See accompanying notes to unaudited condensed consolidated financial statements

NEC TOKIN CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

	Six months ended September 30
	Millions of Yen		Thousands of U.S. Dollars (note 1)
	2012	2011	2012

Net sales	20,350	31,250	219,596
Cost of sales	(17,812)	(27,009)	(192,209)
Selling, general and administrative expenses (note 3)	(4,441)	(5,527)	(47,923)
Operating loss	(1,903)	(1,286)	(20,536)
Other income (expenses) (note 4)
Interest income	18	15	194
Interest expense	(79)	(164)	(852)
Natural disaster related settlement received from insurance company	1,033	—	11,147
Other income (expense), net	145	(347)	1,565
Loss before income taxes	(786)	(1,782)	(8,482)
Provision for income taxes	(52)	(283)	(561)
Net loss	(838)	(2,065)	(9,043)

	Yen		U.S. Dollars (note 1)
Net loss per share (note 5)	(3.16)	(7.78)	(0.03)

See accompanying notes to unaudited condensed consolidated financial statements

NEC TOKIN CORPORATION AND SUBSIDIARIES

 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

SIX MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

	Six months ended September 30
	Millions of Yen		Thousands of U.S. Dollars (note 1)
	2012	2011	2012
Cash flows from operating activities:
Loss before income taxes	(786)	(1,782)	(8,482)
Adjustments to reconcile loss before income taxes to net cash provided by operating activities:
Depreciation	2,153	2,567	23,233
Loss on impairment of long-lived assets	14	2	151
Equity earnings from investments in affiliates	(120)	(191)	(1,295)
Foreign currency exchange loss	(1,180)	(39)	(12,733)
Income taxes-paid	(405)	(524)	(4,370)
Changes in operating assets and liabilities	(5,841)	219	(63,030)
Other, net	193	143	2,082
Net cash provided by (used in) operating activities	(5,972)	395	(64,444)
Cash flows from investing activities:
Purchases of property, plant and equipment	(4,697)	(3,512)	(50,686)
Proceeds from sales of property, plant and equipment	10	69	108
Purchase of software	(168)	(184)	(1,813)
Proceeds from time deposits	—	(21)	—
Payments of time deposits	21	40	227
Net cash used in investing activities	(4,834)	(3,608)	(52,164)
Cash flows from financing activities:
Increase in short-term borrowings, net	1,640	1,931	17,697
Proceeds from issuance of long-term debt	632	759	6,820
Payments of long-term debt	(411)	(536)	(4,435)
Repayment of capital lease obligation	(56)	(55)	(604)
Net cash provided by financing activities	1,805	2,099	19,478
Effect of exchange rate changes on cash and cash equivalents	(183)	(231)	(1,974)
Net decrease in cash and cash equivalents	(9,184)	(1,345)	(99,104)
Cash and cash equivalents at beginning of period	14,419	3,900	155,595
Cash and cash equivalents at end of period (note 6)	5,235	2,555	56,491

See accompanying notes to unaudited condensed consolidated financial statements

1. Basis of Presenting Unaudited Condensed Consolidated Financial Statements

The condensed consolidated financial statements as of and for the six months ended September 30, 2012 and 2011 contained herein are unaudited and have been prepared from the books and records of NEC TOKIN Corporation and its subsidiaries (the “Company”). In the opinion of management, the condensed consolidated financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. The condensed consolidated financial statements have been prepared in accordance with Accounting Standard for Quarterly Financial Reporting in Japan, and therefore, do not include all information and footnotes necessary for a complete presentation of financial position, results of operations, and cash flows in conformity with generally accepted accounting principles in Japan. The March 31, 2012 condensed consolidated balance sheet was derived from audited consolidated financial statements of the Company.  Although the Company believes that the disclosures are adequate to make the information presented not misleading, it is suggested that these condensed consolidated financial statements be read in conjunction with the audited financial statements and notes for the fiscal year ended March 31, 2012.

Net sales and operating results for the six months ended September 30, 2012 are not necessarily indicative of the results to be expected for the full year. The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. In consolidation, all significant intercompany amounts and transactions have been eliminated.

The significant accounting policies followed by the Company, including changes, are presented in the Company’s audited financial statements and notes for the fiscal year ended March 31, 2012, except for accounting procedures specific to the preparation of quarterly condensed consolidated financial statements.

On March 12, 2012 the Company entered into a stock purchase agreement (“Stock Purchase Agreement”) to issue 276.4 million new shares of common stock, representing a 34% and 51% post acquisition capital stock interest and common stock voting interest, respectively, to KEMET Electronics Corporation (“KEC”), a wholly owned subsidiary of KEMET Corporation, for cash consideration of US$ 50 million.  The transaction was completed on February 1, 2013.  The accompanying unaudited condensed consolidated financial statements of the Company do not reflect any adjustments to the assets and liabilities that might subsequently be necessary as a result of this transaction.

Change in Significant Accounting Policies

As more fully described in the Company’s audited consolidated financial statements and note 2(5)(a) for the year ended March 31, 2012, beginning April 1, 2011, the Company changed its method of deprecation to use the straight line method for all property, plant and equipment.  The changes in depreciation method and revision of useful lives of some assets had caused decreases in depreciation expense, operating loss, loss before income taxes and net loss by 72 million yen for the six months ended September 30, 2011 compared to the previous fiscal period.

Accounting procedures specific to the preparation of quarterly consolidated financial statements:

Calculation of tax expenses:

After adjustment on individual significant items, tax expenses are calculated by multiplying income before income taxes by effective tax rate, which is estimated reasonably by using tax effect accounting for the six months ending September 30, 2011 and 2012.

The condensed consolidated financial statements are stated in Japanese yen, the currency of the country in which the Company is incorporated and operates. The translations of Japanese yen amounts into U.S. dollar amounts are unaudited and are included solely for the convenience of readers and have been made at the rate of 92.67 yen to 1 U.S. dollar, the approximate rate of exchange rate at March 1, 2013. Such translations should not be construed as representations that the Japanese yen amounts could be converted into U.S. dollars at that or any other rate.

The Company has restated its previously issued consolidated financial statements as of and for the year ended March 31, 2012 prepared in accordance with the Companies Act of Japan (“Japanese GAAP”) to correct certain misstatements identified subsequent to the issuance of such statutory report prepared in Japanese.  Such adjustments resulted in an increase in accumulated deficit by 611 million yen, a decrease in accumulated other comprehensive loss by 77 million yen and a decrease in accounts and notes receivable by 534 million yen at March 31, 2012.

2. Inventories

Inventories consist of the following as of September 30, 2012 and March, 2012:

	Millions of Yen		Thousands of U.S. Dollars (note 1)
	September 30, 2012	March 31, 2012	September 30, 2012
Raw materials	1,836	1,654	19,812
Work in process	1,611	1,555	17,384
Finished goods	2,215	1,824	23,902
Supplies	264	247	2,849
Total	5,926	5,280	63,947

3. Research and Development Expenses

Research and development expenses for the six months ended September 30, 2012 and 2011 are as follows:

	Six months ended September 30
	Millions of Yen		Thousands of U.S. Dollars (note 1)
	2012	2011	2012
Research and development expenses (included in selling, general and administrative expenses)	622	849	6,712

4. Other Income (Expenses)

Natural disaster related settlement received from insurance company

NEC Tokin Electronics (Thailand) Co., Ltd., a manufacturing subsidiary in Thailand suffered great damages from a deluge in the year ended March 31, 2012.  Natural disaster related settlement received from insurance company of 1,033 million yen for the six months ended September 30, 2012 was insurance proceeds on the deluge losses.

5. Net loss per Share

Net loss per share is computed based on the weighted-average number of common shares outstanding during the years. The Company issued convertible preferred stock on March 12, 2012, which is potentially convertible to 270,934 thousand shares of common stock.  However, as the Company recorded a loss for the six months ended September 30, 2011 and September 30, 2012, diluted net loss per share is not disclosed.

6. Supplemental Information to Consolidated Statement of Cash Flows

Cash and cash equivalents at September 30, 2012 for statement of cash flow purposes are reconciled to the amounts reported in the condensed consolidated balance sheet as follows:

	September 30, 2012
	Millions of Yen	Thousands of U.S. Dollars (note 1)
Cash on hand and in banks	5,251	56,663
Time deposits with maturities of more than three months	(16)	(172)
Cash and cash equivalents	5,235	56,491

7.   Significant Differences Between Japanese GAAP and U.S. Generally Accepted Accounting Principles (“U.S. GAAP”)

Japanese GAAP differs in certain respects from U.S. GAAP. The significant differences between Japanese GAAP and U.S. GAAP as they pertain to the Group are described below, which also includes unaudited reconciliations of net loss and shareholders’ equity under Japanese GAAP with the corresponding amounts under U.S. GAAP, along with unaudited summary condensed consolidated statements of comprehensive loss, unaudited summary condensed consolidated balance sheets, and summary unaudited condensed consolidated statements of changes in shareholders’ equity under U.S. GAAP.

Net loss reconciliations (Unaudited)

	Six months ended September 30
	Millions of Yen		Thousands of U.S. Dollars (note 1)
	2012	2011	2012
Net loss under Japanese GAAP	(838)	(2,065)	(9,043)
U.S. GAAP adjustments:
Depreciation of property, plant and equipment	97	(329)	1,047
Impairment loss on long-lived assets	(135)	—	(1,457)
Employees’ retirement benefits	283	276	3,054
Accrued vacation	74	—	799
Loss contingency on guarantee fee /Restructuring reserves	(148)	(112)	(1,597)
Other	(38)	20	(411)
Income tax adjustments	(24)	212	(259)
Net loss under U.S. GAAP	(729)	(1,998)	(7,867)

For details of the reconciliation items between Japanese GAAP and U.S. GAAP, refer to note 12 of the consolidated financial statements for the fiscal year ended March 31, 2012.

Net loss per share under U.S. GAAP (Unaudited)

	Six months ended September 30
	Yen (except shares outstanding)		U.S. Dollars (note 1)
	2012	2011	2012
Net loss attributable to the Company’s common shareholders — basic	(2.75)	(7.52)	(0.03)
Net loss attributable to the Company’s common shareholders — diluted	(2.75)	(7.52)	(0.03)
Weighted average shares outstanding - basic and diluted (in thousands)	265,516	265,516	—

The potential common stocks upon conversion of the convertible preferred stock of 270,934 thousand shares issued March 12, 2012, was excluded from the computation of diluted net loss per share, as including such potentially dilutive shares would have an anti-dilutive effect to the net loss per share as the Group recorded a net loss for the six months ended September 30, 2012.  Such convertible preferred stock is considered a participating security under U.S. GAAP.  However, because there is no contractual obligation for the preferred shareholders’ to fund losses of the Company, such losses have not been allocated to the preferred shareholders for purposes of determining basic net loss per share attributable to common shareholders.

For details of the reconciliation items between Japanese GAAP and U.S. GAAP, refer to note 12 to the consolidated financial statements for the fiscal year ended March 31, 2012.

Summary U.S. GAAP condensed consolidated statements of comprehensive loss (Unaudited)

	Six months ended September 30
	Millions of Yen		Thousands of U.S. Dollars (note 1)
	2012	2011	2012
Net loss under U.S. GAAP	(729)	(1,998)	(7,867)
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on securities	(27)	30	(291)
Foreign currency translation	(1,164)	(1,453)	(12,560)
Comprehensive loss under U.S. GAAP	(1,920)	(3,421)	(20,718)

For details of the reconciliation items between Japanese GAAP and U.S. GAAP, refer to note 12 of the consolidated financial statements for the fiscal year ended March 31, 2012.

Shareholders’ equity reconciliations (Unaudited)

	Millions of Yen		Thousands of U.S. Dollars (note 1)
	September 30, 2012	March 31, 2012	September 30, 2012
Shareholders’ equity under Japanese GAAP	3,103	5,093	33,484
U.S. GAAP adjustments:
Business combination related adjustments	1,268	1,317	13,683
Accumulated depreciation	1,034	925	11,158
Carrying value adjustments due to reversal of impairment loss on long-lived assets	1,678	1,813	18,107
Employees’ retirement benefits	(2,965)	(3,249)	(31,995)
Accrued vacation	(328)	(402)	(3,539)
Loss contingency on guarantee fee / Restructuring liabilities	15	162	162
Other	91	133	981
Deferred income tax adjustments	(789)	(765)	(8,514)
Shareholders’ equity under U.S. GAAP	3,107	5,027	33,527

For details of the reconciliation items between Japanese GAAP and U.S. GAAP, refer to note 12 of the consolidated financial statements for the fiscal year ended March 31, 2012.

Summary U.S. GAAP condensed consolidated statements of changes in shareholders’ equity (Unaudited)

	Six months ended September 30
	Millions of Yen		Thousands of U.S. Dollars (note 1)
	2012	2011	2012
Shareholders’ equity at beginning of period	5,027	6,662	54,245
Total comprehensive loss	(1,920)	(3,421)	(20,718)
Shareholders’ equity at ending of period	3,107	3,241	33,527

For details of the reconciliation items between Japanese GAAP and U.S. GAAP, refer to note 12 of the consolidated financial statements for the fiscal year ended March 31, 2012.

Summary U.S. GAAP Consolidated Balance Sheets (Unaudited)

	Millions of Yen		(Unaudited) Thousands of U.S. Dollars (note 1)
	September 30, 2012	March 31, 2012	September 30, 2012
Assets
Current assets:
Cash on hand and in banks	5,249	14,396	56,642
Accounts and notes receivable, net	6,633	6,225	71,577
Inventories	6,031	5,435	65,080
Other current assets	1,875	1,050	20,233
Total current assets	19,788	27,106	213,532
Property, plant and equipment, net	30,102	25,001	324,830
Total investments and other non-current assets	3,715	3,695	40,088
Total assets	53,605	55,802	578,450

Liabilities and shareholders’ equity
Current liabilities:
Short term borrowings and current installments of long-term debt	25,425	24,806	274,361
Other current liabilities	12,995	12,873	140,229
Total current liabilities	38,420	37,679	414,590
Long-term debt, excluding current installments	971	401	10,478
Provisions for retirement benefits	7,528	8,799	81,234
Deferred income tax liabilities	2,338	2,623	25,229
Other non-current liabilities	1,241	1,273	13,392
Total liabilities	50,498	50,775	544,923
Shareholders’ equity:
Capital stock	31,990	31,990	345,203
Capital surplus	62,281	62,281	672,073
Accumulated deficit	(86,012)	(85,283)	(928,154)
Accumulated other comprehensive loss	(5,152)	(3,961)	(55,595)
Total shareholders’ equity	3,107	5,027	33,527
Total liabilities and shareholders’ equity	53,605	55,802	578,450

Cash flows reconciliation (Unaudited)

There were no significant differences between Japanese GAAP and U.S. GAAP for purposes of presenting or reconciling the statement of cash flows for the six months ended September 30, 2012 and 2011.